Lazard
Retirement Series
Annual Report

D E C E M B E R   3 1,   2 0 0 2

Lazard Retirement Series, Inc.

Shares of the Portfolios are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2002; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities.

Lazard Retirement Series, Inc.
Investment Overviews

A Message From Lazard

In looking at the 2002 economic picture, the broad market indices spiraled downward and investor sentiment grew wary as corporate governance issues seemingly refused to go away. Concerns over terrorism, talk of war and a weak economy added to the uncertainty. Global stocks retreated further into bear market territory for the third consecutive year, while fixed income gained a bit of momentum as investors looked upon mortgage and other asset-backed securities with renewed interest. Other signs of optimism appeared. Interest rates were more favorable than they had been in the past 40 years. After struggling with disappointing economic data, corporate governance issues and credit downgrades, the credit markets began to improve towards the end of the year. Sharp gains in the British pound, the euro and the Swiss franc versus the U.S. dollar mitigated the declines to the U.S. dollar-based investor in international securities, illustrating the benefits of diversification among currencies. These positive results softened the economic picture suggesting an improved outlook for 2003.

Identifying market bottoms has historically proven to be futile. Nonetheless, Lazard is hopeful that the worst of the bear market may be behind us. We believe that investors are beginning to manage their expectations, likely recognizing, as we do, that there are opportunities to be found. At this point in the market cycle, we see profit expectations and valuations beginning to stabilize. As investing becomes more rational, well-run companies with good fundamentals, and those that pay dividends, once again matter. However, Lazard believes that it is important to look beyond the myopia of the current market cycle, succumbing to neither exuberance or despair—and to maintain a diversified portfolio and a long-term investment focus. Diversification spreads the risk around different asset classes within a portfolio’s investment objective and strategy, which may help to reduce fluctuations in a portfolio’s market value regardless of economic conditions.

We are pleased to report that each Portfolio outperformed its benchmark for the year ended December 31, 2002, although absolute performance was negative. As bottom-up stock pickers, we remained focused on stock selection and evaluating the fundamentals of the companies we follow, identifying and taking advantage of pricing anomalies and discovering hidden opportunities to uncover value.

As we begin 2003, Lazard Asset Management (the Fund’s Investment Manager), formerly a division of Lazard Frères & Co. LLC, is now a direct subsidiary of Lazard Frères & Co. LLC. This change in legal structure will not affect the management of Lazard Asset Management, its investment strategy, the portfolio management services it offers, or any other services it provides.

The following Investment Overviews are intended to provide you with more detailed thoughts about the current market environment and insights on the Portfolios and their recent performance.

Equity Markets Overview

U.S. and global stocks continued their downward movement for the third consecutive year. In the U.S., the S&P 500® Index finished the year down (22.10)%. Stocks outside the U.S., measured by the Morgan Stanley Capital International (“MSCI”®) World® Index, dropped (19.89)%, as declines in developed markets were offset somewhat by positive returns in emerging markets.

When the U.S. economy began to expand at the end of 2001, there was hope that this was the beginning of a positive trend for 2002. However, while real GDP rose significantly in the first quarter of 2002, it remained flat throughout the remaining quarters, with investor concern over terrorism, the possibility of war, energy prices and flagging consumer confidence weighing on the markets. Corporate scandals had investors questioning the integrity of accounting practices and the independent judgment of Wall Street’s stock analysts. The SEC helped to restore some confidence to the markets by instituting an August deadline for company officers to certify, and thereby stand behind, the completeness and accuracy of their financial statements, resulting in a modest, but brief, rally. A second bear market rally began in mid-October, but faded in December. U.S. mid cap and small cap equities, which had held up fairly well in the first half of the year, fell by more than 15% by year-end, though they outperformed larger U.S. stocks.

The decline in developed markets outside the U.S. was broad based, both regionally and on a sector

Lazard Retirement Series, Inc.
Investment Overviews (continued)

basis. For the European economy as a whole, there were no quarters of negative real growth in the euro-zone GDP, though markets suffered setbacks triggered by the August flooding and subsequent sell-offs by insurers looking to strengthen their balance sheets. European markets were buoyed by the rise in the euro. The U.K. had posted two consecutive years of economic growth for the first time since World War II. In spite of this encouraging climate, European markets made little real progress during the year. Japan experienced a strong upturn that was driven by a recovery in sales to the U.S., Europe, and its Pacific Rim neighbors. However, just as recoveries in other developed markets stumbled later in the year, Japan’s upturn slowed by the fourth quarter of 2002. Latin American shares, under pressure for most of the year, surprised on the upside by year-end, helped by a sharp recovery in Brazil’s currency and stock market following the election of a new president. Even Argentina, in the spotlight for the largest debt default in history, fully participated in the year-end rally. Nevertheless, there is concern that recovery will be slow until economic and political climates show signs of greater stability. Other emerging markets benefited from a somewhat stronger economic environment. Mid-East and South African stocks, largely down for the first three quarters, rose sharply toward the end of the year, with major gains reported in South Africa. Markets that had traditionally lagged their regional counterparts over the past year, such as Hungary, Poland and Turkey, recorded substantial gains by year-end. However, developing markets in Asia, with the exception of India and Thailand, did not generally enjoy the same recoveries as did other emerging markets in the fourth quarter.

Global markets continue to be jittery about the pace of the economic recovery, and sentiment remains cautious. Sudden price declines have been triggered by the slightest disappointing news. Our approach favors such a climate, as our investment process focuses on the trade-offs between valuation and financial productivity of the individual companies we follow. In 2003, Lazard will continue to focus on high-quality companies that we believe are capable of generating strong returns for investors in a variety of economic environments.

Lazard Retirement Equity Portfolio

For the year ended December 31, 2002, Lazard Retirement Equity Portfolio posted a total return of (16.25)%, beating the (22.10)% return of the S&P 500 Index.

The Portfolio defended well versus the broad U.S. market during the year, partially due to strong stock selection in the producer/manufacturing sector. Lockheed Martin rose, as it is somewhat insulated from the economic cycle since its fortunes are a function of defense spending (which is expected to continue to increase going forward). 3M also held up well, as the company aggressively reduced costs to maintain profitability amid the economic weakness. Technology holdings were weak, as the anticipated rebound in demand for IT products has yet to materialize. However, our technology holdings declined less than those in the index due to our focus on companies with strong competitive positions. The Portfolio also added value in the utility sector due to its focus on traditional utilities (which had little or no involvement in energy trading). Although it sold its holdings in August, the Portfolio was negatively impacted by MeadWestvaco, which disclosed that it had been named as a defendant in asbestos-related lawsuits.

Lazard Retirement Small Cap Portfolio

For the year ended December 31, 2002, Lazard Retirement Small Cap Portfolio posted a total return of (17.68)%, beating the (20.48)% return of the Russell 2000® Index.

As has been the case in recent years, the Portfolio generated modest returns in the consumer discretionary sector. This was particularly true among retail stocks, where our analysts were able to identify companies that were effectively turning around their operations. Harman International, a maker of audio and video components, has benefited from the increased use of digital technologies such as voice recognition and surround sound in luxury automobiles. Good stock selection in the energy sector was driven by gains in St. Mary Land & Exploration (the natural gas and crude oil producer), which rose on improved pricing and lower exploration expenses. While large cap consumer staples stocks held up

Lazard Retirement Series, Inc.
Investment Overviews (concluded)

very well, it was a challenging and volatile sector among small caps. Returns in the consumer staples sector were hurt by a decline in Interstate Bakeries, the maker of Hostess Twinkies and Wonder Bread, as earnings were hurt by higher chocolate and wheat costs, as well as slowing sales of impulse-driven snack foods. As a result, the Portfolio sold its holdings in the company.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2002, Lazard Retirement International Equity Portfolio posted a total return of (10.71)%, beating the (15.94)% return of the MSCI Europe, Australasia and Far East (“EAFE”®) Index.

While the Portfolio’s technology holdings were weak, their strong competitive positions allowed them to hold up relatively better than the technology portion of the index. Since earnings have been relatively unaffected by the economic doldrums, the Portfolio’s consumer staples holdings performed well. For instance, Spanish tobacco producer Altadis rose strongly, due to its defensive qualities as well as its attractive valuation versus major global tobacco competitors. Unilever also performed well, as its restructuring initiatives have proven effective in increasing profitability. The Portfolio benefited from strong stock selection in energy, primarily driven by gains in ENI, the Italian energy company. ENI has improved returns by exiting non-core businesses and benefited from its very attractive valuation versus its larger energy peers. The Portfolio also benefited from selected investments in the hard-hit telecommunications sector. For instance, Dutch telecommunications provider KPN rose, as it has aggressively reduced capital expenditures to boost free cash flow and reduce debt. However, stock selection in utilities was hurt by weakness in Spanish utility Endesa.

While utilities generally hold up well in declining markets, Endesa was hurt by the economic turmoil in Latin America (where the company has substantial investments) as well as regulatory uncertainty in their core Spanish electricity business.

Lazard Retirement Emerging Markets Portfolio

For the year ended December 31, 2002, Lazard Retirement Emerging Markets Portfolio posted a total return of (1.50)%, beating the (6.00)% return of the MSCI Emerging Markets Free (“EMF”®) Index. Emerging markets had a relatively good year in 2002; in fact, the asset class has recorded better performance than many of the global and regional developed markets over the four years ended December 31, 2002. The Portfolio benefited from strong share price performance in Iscor and Kumba Resources (both in South Africa), on continuing improvements in operations at both establishments since their 2001 de-merger. State Bank of India shares rallied on increases in productivity and accelerating loan growth. Underweighting in Taiwan and in information technology and overweighting in India, Indonesia and Venezuela and in health care helped performance. So did stock selection in South Africa, China, Mexico, Taiwan and Venezuela as well as in materials, financials, telecom services, energy, consumer staples and information technology. Meanwhile, poor performance was registered in Copel (Brazil) because of election concerns which could affect utilities. The Portfolio sold its holdings in TTI Telecom (Israel) and Dimension Data (South Africa) after both fell sharply on negative results (which included poor telecom equipment sales). Quanta Computer (Taiwan) shares fell significantly on concerns over flat screen pricing. In addition, poor stock selection in Brazil and Israel and in utilities companies hurt performance.

Notes to Investment Overviews:

All returns are for the year ended December 31, 2002 and assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

Past performance is not indicative, nor a guarantee, of future results.

Lazard Retirement Series, Inc.
Performance Overviews

Lazard Retirement Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Periods Ended December 31, 2002
	One	Since
	Year	Inception**

Retirement Equity Portfolio	(16.25)%	(1.53)%
S&P 500 Index	(22.10)	(2.98)

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.
**	The Portfolio’s inception date was March 18, 1998.

Lazard Retirement Series, Inc.
Performance Overviews (continued)

Lazard Retirement Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Small Cap Portfolio and Russell 2000® Index*

Average Annual Total Returns*
Periods Ended December 31, 2002
	One	Five	Since
	Year	Years	Inception**

Retirement Small Cap Portfolio	(17.68)%	3.76%	3.35%
Russell 2000 Index	(20.48)	(1.36)	(1.45)

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization).
**	The Portfolio’s inception date was November 4, 1997.

Lazard Retirement Series, Inc.
Performance Overviews (continued)

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement International Equity Portfolio
and Morgan Stanley Capital International (“MSCI”®) Europe, Australasia and Far East (“EAFE”®) Index*

Average Annual Total Returns*
Periods Ended December 31, 2002
	One	Since
	Year	Inception**

Retirement International Equity Portfolio	(10.71)%	(4.06)%
MSCI EAFE Index	(15.94)	(3.90)

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.
**	The Portfolio’s inception date was September 1, 1998.

Lazard Retirement Series, Inc.
Performance Overviews (concluded)

Lazard Retirement Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Emerging Markets Portfolio and MSCI Emerging Markets Free (“EMF”®) Index*

Average Annual Total Returns*
Periods Ended December 31, 2002
	One	Five	Since
	Year	Years	Inception**

Retirement Emerging Markets Portfolio	(1.50)%	(4.62)%	(5.37)%
MSCI EMF Index	(6.00)	(4.57)	(5.57)

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EMF Index is comprised of emerging market securities in countries open to non-local investors.
**	The Portfolio’s inception date was November 4, 1997.

Lazard Retirement Series, Inc.
Portfolios of Investments
December 31, 2002

Description	Shares	Value

Lazard Retirement Equity Portfolio
Common Stocks—100.0%
Aerospace & Defense—3.3%
Lockheed Martin Corp	900	$51,975
Rockwell Collins, Inc	900	20,934
United Technologies Corp	800	49,552

		122,461

Apparel & Textiles—1.4%
NIKE, Inc., Class B	1,200	53,364

Banking—11.5%
Bank of America Corp	1,300	90,441
Bank One Corp	2,350	85,892
Golden West Financial Corp	800	57,448
Northern Trust Corp	1,800	63,090
SouthTrust Corp	1,850	45,973
Wells Fargo & Co	1,900	89,053

		431,897

Brewery—1.2%
Anheuser-Busch Cos., Inc	900	43,560

Business Services & Supplies—4.1%
Accenture, Ltd., Class A (a)	2,600	46,774
First Data Corp	1,600	56,656
Pitney Bowes, Inc	1,600	52,256

		155,686

Cable & Broadcasting—1.4%
Comcast Corp., Class A (a)	2,400	54,216

Computer Software—3.5%
Microsoft Corp. (a)	1,500	77,550
Oracle Corp. (a)	5,000	54,000

		131,550

Computers & Business Equipment—2.1%
Cisco Systems, Inc. (a)	900	11,790
International Business Machines Corp.	850	65,875

		77,665

Cosmetics & Toiletries—2.6%
Colgate-Palmolive Co	1,200	62,916
The Gillette Co	1,100	33,396

		96,312

Diversified—7.8%
3M Co	400	49,320
Eaton Corp	350	27,339
Emerson Electric Co	1,250	63,562

Description	Shares	Value

General Electric Co	2,650	$64,527
Philip Morris Cos., Inc	1,150	46,609
PPG Industries, Inc	850	42,628

		293,985

Drugs & Health Care—7.2%
Eli Lilly & Co	1,050	66,675
HCA, Inc	1,400	58,100
Pfizer, Inc	2,600	79,482
Schering-Plough Corp	1,100	24,420
Wyeth	1,100	41,140

		269,817

Financial Services—5.4%
American Express Co	1,900	67,165
Citigroup, Inc	2,650	93,253
Merrill Lynch & Co., Inc	1,100	41,745

		202,163

Food & Beverages—7.2%
Del Monte Foods Co. (a)	1	4
H.J. Heinz Co	1,300	42,731
Kraft Foods, Inc., Class A	1,700	66,181
PepsiCo, Inc	700	29,554
The Coca-Cola Co	900	39,438
The Kroger Co. (a)	3,000	46,350
Unilever NV, NY Shares	750	46,283

		270,541

Household Products &
Home Furnishings—1.1%
Newell Rubbermaid, Inc	1,300	39,429

Insurance—7.7%
American International Group, Inc	900	52,065
Jefferson-Pilot Corp	500	19,055
Marsh & McLennan Cos., Inc	1,000	46,210
MetLife, Inc	2,600	70,304
The Hartford Financial Services
Group, Inc	500	22,715
The St. Paul Cos., Inc	1,850	62,992
XL Capital, Ltd., Class A	200	15,450

		288,791

Leisure & Entertainment—1.1%
Mattel, Inc	2,250	43,088

Medical Products & Services—0.4%
Johnson & Johnson	300	16,113

Metals & Mining—1.3%
Alcoa, Inc	2,100	47,838

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2002

Description	Shares	Value

Lazard Retirement Equity Portfolio (concluded)
Multimedia—5.2%
The News Corp., Ltd. ADR	4,050	$91,733
The Walt Disney Co	2,000	32,620
Viacom, Inc., Class B (a)	1,700	69,292

		193,645

Oil & Gas—9.1%
Baker Hughes, Inc	1,150	37,019
Burlington Resources, Inc	1,600	68,240
ChevronTexaco Corp	750	49,860
ConocoPhillips	878	42,486
Exxon Mobil Corp	1,800	62,892
Praxair, Inc	700	40,439
Royal Dutch Petroleum Co., NY Shares	900	39,618

		340,554

Retail—3.8%
Target Corp	1,900	57,000
The Home Depot, Inc	1,200	28,752
Wal-Mart Stores, Inc	1,100	55,561

		141,313

Semiconductors & Components—2.5%
Intel Corp	2,700	42,039
Texas Instruments, Inc	3,400	51,034

		93,073

Telecommunications—4.8%
BellSouth Corp	2,600	67,262
SBC Communications, Inc	1,200	32,532
Verizon Communications, Inc	2,100	81,375

		181,169

Utilities—4.3%
Entergy Corp	1,150	52,429
KeySpan Corp	1,600	56,384
NiSource, Inc	2,600	52,000

		160,813

Total Common Stocks
(Identified cost $4,008,723)		3,749,043

	Principal
	Amount
Description	(000)	Value

Convertible Bond—1.2%
Computers & Business Equipment—1.2%
Hewlett-Packard Co.,
0.00%, 10/14/17
(Identified cost $57,210) (d), (e)	$103	$46,994

Total Investments
(Identified cost $4,065,933) (b)	101.2%	$3,796,037
Liabilities in Excess of Cash
and Other Assets	(1.2)	(45,702)

Net Assets	100.0%	$3,750,335

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2002

Description	Shares	Value

Lazard Retirement Small Cap Portfolio
Common Stocks—95.3%
Aerospace & Defense—3.1%
DRS Technologies, Inc. (a)	21,100	$661,063
Moog, Inc., Class A (a)	9,500	294,880
The Titan Corp. (a)	50,300	523,120

		1,479,063

Agriculture—1.0%
Delta & Pine Land Co	23,400	477,594

Automotive—1.2%
American Axle & Manufacturing
Holdings, Inc. (a)	23,800	557,396

Banking—9.5%
Chittenden Corp	11,500	293,020
Community First Bankshares, Inc	16,900	447,174
East West Bancorp, Inc	11,900	429,352
First Community Bancorp	8,300	273,327
First Midwest Bancorp, Inc	22,700	606,317
Hudson United Bancorp	18,300	569,130
New York Community Bancorp, Inc	11,903	343,759
Provident Financial Group, Inc	15,600	406,068
Sterling Bancshares, Inc	25,200	307,944
United Bankshares, Inc	19,900	578,314
W Holding Co., Inc	14,800	242,868

		4,497,273

Building & Construction—0.7%
Chicago Bridge & Iron Co. NV,
NY Shares	10,600	320,120

Business Services & Supplies—7.3%
ADVO, Inc. (a)	13,100	430,073
American Management Systems,
Inc. (a)	11,900	142,681
Gartner, Inc., Class A (a)	16,000	147,200
Herman Miller, Inc	14,400	264,960
Paxar Corp. (a)	24,300	358,425
PRG-Schultz International, Inc. (a)	63,800	567,820
Tier Technologies, Inc., Class B (a)	24,000	384,000
United Stationers, Inc. (a)	16,900	486,737
Valassis Communications, Inc. (a)	9,300	273,699
Watson Wyatt & Co. Holdings (a)	19,600	426,300

		3,481,895

Chemicals—1.0%
Spartech Corp	23,800	490,994

Computer Software—1.4%
Fair, Isaac & Co., Inc	3,608	154,061
Mentor Graphics Corp. (a)	65,800	517,188

		671,249

Description	Shares	Value

Computers & Business Equipment—4.3%
Advanced Digital Information
Corp. (a)	65,300	$438,163
Avocent Corp. (a)	18,100	402,182
Extreme Networks, Inc. (a)	98,900	323,403
Foundry Networks, Inc. (a)	5,300	37,312
Insight Enterprises, Inc. (a)	46,600	387,246
Maxtor Corp. (a)	87,300	441,738

		2,030,044

Diversified—3.1%
Jarden Corp. (a)	14,300	341,341
Olin Corp	8,300	129,065
Pittston Brink’s Group	22,300	412,104
The Liberty Corp	15,400	597,520

		1,480,030

Drugs & Health Care—6.5%
aaiPharma, Inc. (a)	39,600	555,192
Andrx Corp. (a)	18,700	274,329
Apria Healthcare Group, Inc. (a)	10,700	237,968
Celgene Corp. (a)	19,800	425,106
LifePoint Hospitals, Inc. (a)	15,900	475,903
Manor Care, Inc. (a)	27,300	508,053
MIM Corp. (a)	52,000	301,600
Province Healthcare Co. (a)	31,900	310,387

		3,088,538

Education—0.6%
Learning Tree International, Inc. (a)	21,800	298,660

Electrical Equipment—1.8%
Axcelis Technologies, Inc. (a)	53,600	300,642
Coherent, Inc. (a)	20,000	399,000
MKS Instruments, Inc. (a)	10,500	172,515

		872,157

Electronics—1.6%
Actel Corp. (a)	30,400	493,088
Microsemi Corp. (a)	40,100	244,209

		737,297

Financial Services—4.8%
Financial Federal Corp. (a)	15,800	397,054
IndyMac Bancorp, Inc. (a)	24,200	447,458
Investment Technology Group, Inc. (a)	17,600	393,536
Irwin Financial Corp	13,100	216,150
Raymond James Financial, Inc	6,600	195,228
The South Financial Group, Inc	18,700	386,342
W.P. Stewart & Co., Ltd	13,300	238,336

		2,274,104

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2002

Description	Shares	Value

Lazard Retirement Small Cap Portfolio (continued)
Food & Beverages—2.4%
AFC Enterprises, Inc. (a)	12,200	$256,322
PepsiAmericas, Inc	29,500	396,185
The Robert Mondavi Corp., Class A (a)	15,500	480,500

		1,133,007

Forest & Paper Products—0.7%
Packaging Corp. of America (a)	19,200	350,208

Household Products &
Home Furnishings—0.6%
Harman International Industries, Inc.	4,300	255,850

Industrial & Machinery—2.8%
AMETEK, Inc	3,500	134,715
JLG Industries, Inc	52,500	395,325
Nordson Corp	19,500	484,185
Roper Industries, Inc	8,000	292,800

		1,307,025

Insurance—3.6%
AmerUs Group Co	8,200	231,814
HCC Insurance Holdings, Inc	13,300	327,180
Horace Mann Educators Corp	22,000	337,260
Max Re Capital, Ltd	20,200	222,604
RLI Corp	4,500	125,550
Triad Guaranty, Inc. (a)	7,400	272,764
W.R. Berkley Corp	5,000	198,050

		1,715,222

Leisure & Entertainment—3.2%
Argosy Gaming Co. (a)	12,800	242,304
Brunswick Corp	24,400	484,584
Oakley, Inc. (a)	40,700	417,989
Sonic Corp. (a)	17,000	348,330

		1,493,207

Manufacturing—2.2%
Allegheny Technologies, Inc	49,700	309,631
Plexus Corp. (a)	33,400	293,252
York International Corp	16,800	429,576

		1,032,459

Medical Products & Services—4.4%
Albany Molecular Research, Inc. (a)	1,000	14,791
Hologic, Inc. (a)	15,900	194,139
INAMED Corp. (a)	17,700	545,160
Invitrogen Corp. (a)	9,400	294,126
Ocular Sciences, Inc. (a)	15,300	237,456

Description	Shares	Value

Owens & Minor, Inc	15,400	$252,868
Varian, Inc. (a)	14,400	413,136
Viasys Healthcare, Inc. (a)	10,100	150,389

		2,102,065

Oil & Gas—6.2%
Cal Dive International, Inc. (a)	21,600	507,600
Helmerich & Payne, Inc	16,900	471,679
Key Energy Services, Inc. (a)	59,400	532,818
Kinder Morgan Management, LLC (a)	17,763	561,133
Lone Star Technologies, Inc. (a)	14,100	209,949
Newfield Exploration Co. (a)	7,800	281,190
St. Mary Land & Exploration Co	15,600	390,000

		2,954,369

Printing & Publishing—3.2%
Journal Register Co. (a)	29,568	525,719
Pulitzer, Inc	8,100	364,095
R. H. Donnelley Corp. (a)	20,600	603,786

		1,493,600

Real Estate—7.0%
Alexandria Real Estate Equities, Inc	14,600	621,960
Camden Property Trust	15,600	514,800
Capital Automotive REIT	17,600	417,120
Catellus Development Corp. (a)	17,400	345,390
Healthcare Realty Trust, Inc	12,100	353,925
Heritage Property Investment Trust	21,200	529,364
The Mills Corp	18,900	554,526

		3,337,085

Retail—5.5%
American Eagle Outfitters, Inc. (a)	37,300	513,994
AnnTaylor Stores Corp. (a)	14,500	296,090
Christopher & Banks Corp. (a)	12,600	261,450
Genesco, Inc. (a)	17,700	329,751
Linens ‘n Things, Inc. (a)	23,000	519,800
The Timberland Co., Class A (a)	14,900	530,589
The Wet Seal, Inc., Class A (a)	14,600	157,111

		2,608,785

Telecommunications—0.4%
C-COR.net Corp. (a)	59,900	198,868

Transportation—3.7%
EGL, Inc. (a)	26,400	376,200
Forward Air Corp. (a)	12,000	232,920
Swift Transportation Co., Inc. (a)	37,100	742,668
USFreightways Corp	13,800	396,750

		1,748,538

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2002

Description	Shares	Value

Lazard Retirement Small Cap Portfolio (concluded)
Utilities—1.5%
DQE, Inc	16,100	$245,364
Energen Corp	8,200	238,620
MDU Resources Group, Inc	9,400	242,614

		726,598

Total Common Stocks
(Identified cost $49,971,978)		45,213,300

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—5.3%
State Street Corp., 1.00%, 01/02/03
(Dated 12/31/02, collateralized by
$1,950,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $2,556,918)
(Identified cost $2,503,000)	$2,503	$2,503,000

Total Investments
(Identified cost $52,474,978) (b)	100.6%	$47,716,300
Liabilities in Excess of Cash
and Other Assets	(0.6)	(263,708)

Net Assets	100.0%	$47,452,592

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2002

Description	Shares	Value

Lazard Retirement International Equity Portfolio
Common Stocks—96.8%
Australia—2.3%
BHP Billiton, Ltd	193,291	$1,104,748

Belgium—1.4%
Fortis	37,600	662,885

Denmark—1.4%
Novo Nordisk A/S, B Shares	24,600	710,717

Finland—2.7%
Nokia Oyj	83,000	1,319,569

France—8.3%
BNP Paribas SA	22,260	907,055
Carrefour SA	10,000	445,261
Lagardere SCA	18,930	768,980
Schneider Electric SA (a)	8,200	388,003
Total Fina Elf SA	11,043	1,577,199

Total France		4,086,498

Germany—1.9%
Bayerische Motoren Werke AG	18,900	573,590
Siemens AG, Registered Shares	8,400	357,006

Total Germany		930,596

Hong Kong—1.2%
CLP Holdings, Ltd	65,500	263,735
Hong Kong & China Gas Co., Ltd	242,000	311,874

Total Hong Kong		575,609

Ireland—3.9%
Allied Irish Banks PLC	56,436	762,036
Bank of Ireland	62,600	640,501
CRH PLC	39,747	490,099

Total Ireland		1,892,636

Italy—7.0%
Alleanza Assicurazioni SpA	53,580	405,958
ENI SpA	107,575	1,710,272
Snam Rete Gas SpA	53,900	183,829
Telecom Italia SpA	151,100	1,146,421

Total Italy		3,446,480

Japan—13.0%
ACOM Co., Ltd	5,500	180,753
Canon, Inc. ADR	23,600	869,660
East Japan Railway Co	119	590,638
Kao Corp	31,000	680,501
Nikko Cordial Corp	183,000	616,837
Nippon Telegraph & Telephone Corp. .	132	479,414
Nissan Motor Co., Ltd	146,000	1,139,260

Description	Shares	Value

NTT DoCoMo, Inc	197	$363,554
Sony Corp. ADR	18,208	752,173
Tokyo Gas Co., Ltd	50,000	156,737
Toyota Motor Corp	19,300	518,808

Total Japan		6,348,335

Netherlands—10.4%
ABN AMRO Holding NV	47,900	783,149
Heineken NV	29,711	1,159,849
Koninklijke (Royal) KPN NV (a)	193,100	1,256,363
Koninklijke (Royal) Philips
Electronics NV	23,650	414,466
Royal Dutch Petroleum Co	33,300	1,465,944

Total Netherlands		5,079,771

Singapore—1.8%
Oversea-Chinese Banking Corp., Ltd. .	74,050	411,982
United Overseas Bank, Ltd. ADR	33,842	460,457

Total Singapore		872,439

Spain—2.8%
Altadis SA	32,500	741,454
Endesa SA	53,595	627,105

Total Spain		1,368,559

Sweden—0.8%
Sandvik AB	17,200	383,942

Switzerland—6.9%
Compagnie Financiere Richemont AG,
A Shares	40,500	755,695
Credit Suisse Group (a)	11,000	238,663
Novartis AG, Registered Shares	35,800	1,306,220
UBS AG, Registered Shares (a)	22,600	1,098,373

Total Switzerland		3,398,951

United Kingdom—31.0%
Amersham PLC	67,860	607,417
Barclays PLC	119,500	740,674
Boots Company PLC	108,700	1,025,477
BP PLC	161,320	1,108,957
BT Group PLC	144,884	454,835
Cadbury Schweppes PLC	118,340	737,295
Diageo PLC	81,775	888,634
GlaxoSmithKline PLC	93,500	1,794,265
HSBC Holdings PLC	148,600	1,642,321
Imperial Tobacco Group PLC	55,280	938,899
Kingfisher PLC	180,100	645,123
Royal Bank of Scotland Group PLC	37,300	893,533
Standard Chartered PLC	52,400	595,572
Tesco PLC	156,270	488,063
Unilever PLC	107,500	1,022,809

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2002

Description	Shares	Value

Lazard Retirement International Equity Portfolio
(concluded)
Vodafone Group PLC	862,500	$1,572,519

Total United Kingdom		15,156,393

Total Common Stocks
(Identified cost $50,102,535)		47,338,128

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—4.3%
State Street Corp., 1.00%, 01/02/03
(Dated 12/31/02, collateralized by
$1,660,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $2,176,658)
(Identified cost $2,132,000)	$2,132	$2,132,000

Total Investments
(Identified cost $52,234,535) (b)	101.1%	$49,470,128
Liabilities in Excess of Cash
and Other Assets	(1.1)	(557,097)

Net Assets	100.0%	$48,913,031

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2002

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio
Common Stocks—90.3%
Argentina—0.9%
Tenaris SA ADR (a)	3,544	$68,116

Brazil—2.6%
Companhia Vale do Rio Doce ADR	4,200	121,422
Empresa Brasileira de
Aeronautica SA ADR	5,300	84,270

Total Brazil		205,692

Chile—2.1%
Administradora de Fondos de
Pensiones Provida SA ADR	7,360	169,942

Croatia—2.0%
Pliva d.d. GDR (c)	11,100	158,939

Egypt—1.7%
Commercial International Bank	10,900	63,587
MobiNil	11,078	73,933

Total Egypt		137,520

Hong Kong—6.0%
China Mobile (Hong Kong), Ltd.
ADR (a)	12,320	148,825
CNOOC, Ltd. ADR	6,700	174,535
Yue Yuen Industrial (Holdings), Ltd	47,000	153,084

Total Hong Kong		476,444

Hungary—3.3%
EGIS Rt	1,250	77,288
Gedeon Richter Rt	2,850	188,259

Total Hungary		265,547

India—7.6%
Hindalco Industries, Ltd.,
Registered Shares GDR (c)	5,200	61,880
Hindustan Lever, Ltd	18,800	71,260
Reliance Industries, Ltd	20,100	124,792
Satyam Computer Services, Ltd	17,800	103,162
State Bank of India	41,300	243,450

Total India		604,544

Indonesia—4.0%
PT Hanjaya Mandala Sampoerna Tbk	385,500	159,369
PT Telekomunikasi Indonesia ADR	18,600	157,914

Total Indonesia		317,283

Israel—1.4%
Bank Hapoalim, Ltd. (a)	47,900	68,472
Koor Industries, Ltd. (a)	4,373	44,746

Total Israel		113,218

Description	Shares	Value

Mexico—8.8%
America Telecom SA de CV,
Series A1 (a)	102,500	$59,753
Carso Global Telecom, Series A1 (a) . .	35,500	39,354
Cemex SA de CV ADR	3,542	76,188
Fomento Economico Mexicano
SA de CV ADR	2,310	84,130
Grupo Financiero Banorte SA de CV,
Series O	47,500	115,754
Grupo Televisa SA ADR (a)	2,800	78,204
Kimberly-Clark de Mexico SA de CV,
Series A	32,200	73,853
Telefonos de Mexico SA de CV,
Series L ADR	5,500	175,890

Total Mexico		703,126

Panama—1.1%
Panamerican Beverages, Inc., Class A	4,000	83,120

Peru—0.9%
Credicorp, Ltd	7,900	74,260

Philippines—1.7%
Philippine Long Distance
Telephone Co. ADR (a)	8,200	41,246
San Miguel Corp., Class B	73,300	90,621

Total Philippines		131,867

Russia—3.4%
LUKOIL ADR	3,560	216,448
Wimm-Bill-Dann Foods OJSC ADR (a)	3,200	57,440

Total Russia		273,888

South Africa—14.1%
ABSA Group, Ltd	40,400	148,784
Impala Platinum Holdings, Ltd	1,250	79,395
Iscor, Ltd	84,532	209,347
Kumba Resources, Ltd	49,400	187,398
Old Mutual PLC	49,700	70,410
Sanlam, Ltd	119,500	105,845
Sappi, Ltd	8,300	110,757
Sasol, Ltd	11,900	145,621
Steinhoff International Holdings, Ltd.	79,200	64,612

Total South Africa		1,122,169

South Korea—17.1%
Hite Brewery Co., Ltd	1,900	78,656
Kookmin Bank	6,940	245,757
KT Corp. ADR	8,290	178,649
LG Household & Health Care, Ltd	1,700	53,893
POSCO ADR	6,140	151,842
Samsung Electronics Co., Ltd.,
Registered Shares GDR (c)	2,426	323,871

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (concluded)
December 31, 2002

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio
(concluded)
Samsung Fire & Marine
Insurance Co., Ltd	2,442	$133,419
Samsung SDI Co., Ltd	600	34,653
SK Telecom Co., Ltd. ADR	7,645	163,221

Total South Korea		1,363,961

Taiwan—7.5%
Advantech Co., Ltd	14,000	25,166
China Steel Corp. GDR	8,007	87,276
Chinatrust Financial Holding
Co., Ltd. (a)	100,901	82,125
Compal Electronics, Inc	45,000	46,592
Compal Electronics, Inc.,
Registered Shares GDR	11,368	58,545
Fubon Financial Holding Co., Ltd	166,000	131,769
Quanta Computer, Inc	20,250	33,197
Taiwan Cellular Corp	101,724	84,843
United Microelectronics Corp.
ADR (a)	14,658	49,251

Total Taiwan		598,764

Thailand—2.1%
Delta Electronics (Thailand) PCL	94,000	58,887
PTT Public Co., Ltd	72,400	70,552
Thai Union Frozen Products PCL	77,600	30,608
Thai Union Frozen Products PCL
NVDR	25,800	10,176

Total Thailand		170,223

Turkey—0.6%
Turkiye Garanti Bankasi AS
ADR (a), (c)	35,313	45,737

Venezuela—1.4%
Compania Anonima Nacional
Telefonos de Venezuela ADR	8,685	109,431

Total Common Stocks
(Identified cost $7,423,386)		7,193,791

Description	Shares	Value

Preferred Stocks—5.5%
Brazil—5.5%
Banco Itau SA ADR	4,069	$98,564
Caemi Mineracao e Metalurgica SA	873,000	129,470
Companhia Brasileira de Distribuicao
Grupo Pao de Acucar ADR	3,400	52,020
Companhia de Bebidas das
Americas ADR	5,770	88,016
Companhia Paranaense de
Energia-Copel ADR	24,700	69,407

Total Brazil		437,477

Total Preferred Stocks
(Identified cost $593,858)		437,477

	Principal
	Amount
	(000)

Repurchase Agreement—5.8%
State Street Corp., 1.00%, 01/02/03
(Dated 12/31/02, collateralized by
$360,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $472,046)
(Identified cost $462,000)	$462	462,000

Total Investments
(Identified cost $8,479,244) (b)	101.6%	$8,093,268
Liabilities in Excess of Cash
and Other Assets	(1.6)	(127,959)

Net Assets	100.0%	$7,965,309

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Portfolios of Investments
December 31, 2002

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:
		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

Retirement Equity	$4,158,986	$93,203	$456,152	$(362,949)
Retirement Small Cap	52,738,920	1,524,259	6,546,879	(5,022,620)
Retirement International Equity	52,791,967	2,007,806	5,329,645	(3,321,839)
Retirement Emerging Markets	9,032,761	411,591	1,351,084	(939,493)

(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.”
(d)	Maturity date shown is the final conversion date.
(e)	Zero coupon security.

Security Abbreviations:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt
REIT	— Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Portfolios of Investments (concluded)
December 31, 2002

Portfolio holdings by industry, for those Portfolios previously presented by country:

	Lazard Retirement	Lazard Retirement
	International Equity	Emerging Markets
	Portfolio	Portfolio

INDUSTRY
Aerospace & Defense	—%	1.1%
Apparel & Textiles	—	1.9
Automotive	4.5	—
Banking	17.0	12.5
Brewery	2.4	3.1
Broadcasting	—	1.0
Building & Construction	1.0	1.0
Chemicals	—	1.6
Computers & Business Equipment	—	3.3
Conglomerates	—	0.5
Cosmetics & Toiletries	1.4	—
Diversified	4.4	—
Drugs & Health Care	6.3	5.3
Electronics	4.1	5.9
Financial Services	4.8	6.2
Food & Beverages	3.3	3.4
Forest & Paper Products	—	2.3
Household Products & Home Furnishings	—	2.4
Industrial & Machinery	1.6	—
Insurance	0.8	3.9
Medical Products & Services	2.7	—
Metals & Mining	2.3	7.3
Oil & Gas	12.0	8.5
Retail	6.9	0.6
Steel	—	5.6
Telecommunications	13.5	15.5
Tobacco	3.4	2.0
Transportation	1.2	—
Utilities	3.2	0.9

Subtotal	96.8	95.8
Repurchase Agreements	4.3	5.8

Total Investments	101.1%	101.6%

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Assets and Liabilities
December 31, 2002

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$3,796,037	$47,716,300	$49,470,128	$8,093,268
Cash	—	168	231	267
Foreign currency	—	—	56,046	19,329
Receivables for:
Investments sold	6,750	4,866	42,084	—
Dividends and interest	4,990	54,823	80,406	22,053
Capital stock sold	—	859,400	100,186	710
Due from Investment Manager	4,350	—	—	12,856

Total assets	3,812,127	48,635,557	49,749,081	8,148,483

LIABILITIES
Due to Custodian	21,238	—	—	—
Payables for:
Investments purchased	19,075	1,108,744	758,488	107,743
Capital stock repurchased	3,398	974	4,791	49,903
Management fees payable	—	33,976	29,697	—
Accrued directors’ fees payable	16	208	192	36
Accrued distribution fees payable	843	10,113	10,058	1,816
Other accrued expenses and payables	17,222	28,950	32,824	23,676

Total liabilities	61,792	1,182,965	836,050	183,174

Net assets	$3,750,335	$47,452,592	$48,913,031	$7,965,309

NET ASSETS
Paid in capital	$4,966,376	$56,078,752	$61,247,679	$10,090,871
Undistributed (distributions in excess of)
investment income—net	27,594	40,017	276,171	6,211
Unrealized appreciation (depreciation) on:
Investments—net	(269,896)	(4,758,678)	(2,764,407)	(385,976)
Foreign currency—net	—	—	345	(1,160)
Accumulated undistributed realized gain (loss)—net	(973,739)	(3,907,499)	(9,846,757)	(1,744,637)

Net assets	$3,750,335	$47,452,592	$48,913,031	$7,965,309

Shares of capital stock outstanding*	477,899	4,426,956	6,029,034	1,134,215
Net asset value, offering and redemption price per share	$7.85	$10.72	$8.11	$7.02
Cost of investments in securities	$4,065,933	$52,474,978	$52,234,535	$8,479,244
Cost of foreign currency	$—	$—	$56,011	$19,281

* $0.001 par value, 500,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Operations
For the year ended December 31, 2002

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME (LOSS)
Income:
Interest	$5,457	$51,920	$25,975	$7,348
Dividends	75,936	514,757	875,437	186,248

Total investment income*	81,393	566,677	901,412	193,596

Expenses:
Management fees	33,331	394,179	302,445	76,003
Administration fees	38,415	47,820	45,395	39,055
Distribution fees	11,110	131,393	100,815	19,001
Custodian fees	38,434	72,321	129,209	116,469
Professional services	26,040	62,700	51,753	27,560
Registration fees	—	1,400	1,600	375
Shareholders’ services	13,925	14,320	15,243	13,616
Directors’ fees and expenses	259	3,101	2,374	448
Shareholders’ reports	1,080	15,036	10,719	1,982
Amortization of organizational expenses	3,007	2,701	3,828	2,701
Other	759	2,153	1,847	816

Total expenses before fees waived and expenses reimbursed	166,360	747,124	665,228	298,026
Management fees waived and expenses reimbursed	(91,983)	(86,828)	(157,884)	(157,845)
Administration fees waived	(18,750)	(3,125)	(3,125)	(18,750)
Expense reductions	(180)	(16)	—	—

Expenses—net	55,447	657,155	504,219	121,431

Investment income (loss)—net	25,946	(90,478)	397,193	72,165

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY—NET
Realized gain (loss) on:
Investments—net	(688,195)	(3,549,265)	(5,221,270)	(640,262)
Foreign currency—net	—	—	(112,377)	(10,680)
Change in net unrealized appreciation (depreciation) on:
Investments—net	(201,392)	(8,808,736)	291,046	81,952
Foreign currency—net	—	—	1,746	(824)

Realized and unrealized gain (loss) on
investments and foreign currency—net	(889,587)	(12,358,001)	(5,040,855)	(569,814)

Net increase (decrease) in net assets resulting
from operations	$(863,641)	$(12,448,479)	$(4,643,662)	$(497,649)

*Net of foreign withholding taxes of	$514	$229	$113,728	$20,788

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Changes in Net Assets

	Lazard Retirement		Lazard Retirement
	Equity Portfolio		Small Cap Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2002	2001	2002	2001

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$25,946	$31,485	$(90,478)	$23,263
Realized gain (loss) on investments and
foreign currency—net	(688,195)	(171,619)	(3,549,265)	2,204,350
Change in unrealized appreciation (depreciation)—net	(201,392)	(85,106)	(8,808,736)	2,859,329

Net increase (decrease) in net assets resulting
from operations	(863,641)	(225,240)	(12,448,479)	5,086,942

Distributions to shareholders:
From investment income—net	(3,177)	(30,524)	—	(27,137)
From realized gains—net	—	—	(229,881)	(2,374,837)

Net decrease in net assets resulting from distributions	(3,177)	(30,524)	(229,881)	(2,401,974)

Capital stock transactions:
Net proceeds from sales	2,513,776	7,068,029	46,617,304	33,241,930
Net proceeds from reinvestment of distributions	3,177	30,524	229,881	2,401,974
Cost of shares redeemed	(2,914,349)	(5,060,172)	(28,879,989)	(11,370,230)

Net increase (decrease) in net assets from
capital stock transactions	(397,396)	2,038,381	17,967,196	24,273,674

Total increase (decrease) in net assets	(1,264,214)	1,782,617	5,288,836	26,958,642
Net assets at beginning of year	5,014,549	3,231,932	42,163,756	15,205,114

Net assets at end of year*	$3,750,335	$5,014,549	$47,452,592	$42,163,756

Shares issued and repurchased:
Shares outstanding at beginning of year	534,559	316,986	3,223,779	1,294,428

Shares sold	300,204	715,088	3,666,010	2,663,614
Shares issued to shareholders from reinvestment
of distributions	388	3,311	20,470	189,954
Shares repurchased	(357,252)	(500,826)	(2,483,303)	(924,217)

Net increase (decrease)	(56,660)	217,573	1,203,177	1,929,351

Shares outstanding at end of year	477,899	534,559	4,426,956	3,223,779

*Includes undistributed (distributions in excess of)
investment income—net	$27,594	$3,173	$40,017	$4,960

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard Retirement		Lazard Retirement
	International Equity Portfolio		Emerging Markets Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2002	2001	2002	2001

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$397,193	$126,124	$72,165	$26,649
Realized gain (loss) on investments and
foreign currency—net	(5,333,647)	(4,703,121)	(650,942)	(925,930)
Change in unrealized appreciation (depreciation)—net	292,792	(2,055,634)	81,128	550,312

Net increase (decrease) in net assets resulting
from operations	(4,643,662)	(6,632,631)	(497,649)	(348,969)

Distributions to shareholders:
From investment income—net	(37,072)	(1,339)	(54,276)	(23,623)
From realized gains—net	—	(88,172)	—	—

Net decrease in net assets resulting from distributions	(37,072)	(89,511)	(54,276)	(23,623)

Capital stock transactions:
Net proceeds from sales	32,242,893	21,157,664	9,983,938	4,501,524
Net proceeds from reinvestment of distributions	37,072	89,511	54,276	23,623
Cost of shares redeemed	(10,996,859)	(3,151,323)	(6,428,372)	(4,033,754)

Net increase (decrease) in net assets from
capital stock transactions	21,283,106	18,095,852	3,609,842	491,393

Total increase (decrease) in net assets	16,602,372	11,373,710	3,057,917	118,801
Net assets at beginning of year	32,310,659	20,936,949	4,907,392	4,788,591

Net assets at end of year*	$48,913,031	$32,310,659	$7,965,309	$4,907,392

Shares issued and repurchased:
Shares outstanding at beginning of year	3,552,781	1,743,537	683,959	631,227

Shares sold	3,754,965	2,111,337	1,302,294	639,650
Shares issued to shareholders from reinvestment
of distributions	4,361	9,041	7,710	3,321
Shares repurchased	(1,283,073)	(311,134)	(859,748)	(590,239)

Net increase (decrease)	2,476,253	1,809,244	450,256	52,732

Shares outstanding at end of year	6,029,034	3,552,781	1,134,215	683,959

*Includes undistributed (distributions in excess of)
investment income—net	$276,171	$25,948	$6,211	$(2,594)

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

LAZARD RETIREMENT EQUITY PORTFOLIO

	Year Ended				For the Period
					3/18/98* to
	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$9.38	$10.20	$11.53	$11.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.06	0.07	0.06	0.02
Net realized and unrealized gain (loss)	(1.58)	(0.82)	(0.10)	0.83	1.06

Total from investment operations	(1.52)	(0.76)	(0.03)	0.89	1.08

Less distributions from:
Net investment income	(0.01)	(0.06)	(0.07)	(0.06)	(0.02)
Net realized gains	—	—	(1.23)	(0.35)	(0.01)

Total distributions	(0.01)	(0.06)	(1.30)	(0.41)	(0.03)

Net asset value, end of period	$7.85	$9.38	$10.20	$11.53	$11.05

Total Return (a)	(16.25)%	(7.47)%	(0.09)%	8.16%	10.89%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,750	$5,015	$3,232	$2,835	$2,513
Ratios to average net assets:
Net expenses (b)	1.25%	1.25%	1.25%	1.33%	1.50%
Gross expenses (b)	3.74%	3.25%	5.07%	5.63%	21.32%
Net investment income (b)	0.58%	0.63%	0.74%	0.42%	0.53%
Portfolio turnover rate	94%	141%	133%	35%	40%

LAZARD RETIREMENT SMALL CAP PORTFOLIO
	Year Ended

	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$13.08	$11.75	$9.82	$9.52	$9.84

Income (loss) from investment operations:
Net investment income (loss)	0.01	0.01	0.03	0.02	—
Net realized and unrealized gain (loss)	(2.32)	2.15	2.03	0.46	(0.32)

Total from investment operations	(2.31)	2.16	2.06	0.48	(0.32)

Less distributions from:
Net investment income	—	(0.01)	(0.03)	(0.02)	—
Net realized gains	(0.05)	(0.82)	(0.10)	(0.16)	—

Total distributions	(0.05)	(0.83)	(0.13)	(0.18)	—

Net asset value, end of period	$10.72	$13.08	$11.75	$9.82	$9.52

Total Return (a)	(17.68)%	18.63%	21.05%	5.13%	(3.22)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$47,453	$42,164	$15,205	$2,709	$1,704
Ratios to average net assets:
Net expenses	1.25%	1.25%	1.25%	1.32%	1.50%
Gross expenses	1.42%	1.67%	2.76%	7.31%	16.20%
Net investment income (loss)	(0.17)%	0.09%	0.42%	0.16%	(0.18)%
Portfolio turnover rate	108%	78%	67%	73%	61%

*	Commencement of operations.
(a)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

	Year Ended				For the Period
					9/1/98* to
	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$9.09	$12.01	$13.49	$11.23	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.01	0.10	0.08	(0.04)
Net realized and unrealized gain (loss)	(1.02)	(2.90)	(1.40)	2.32	1.27

Total from investment operations	(0.97)	(2.89)	(1.30)	2.40	1.23

Less distributions from:
Net investment income	(0.01)	— (c)	(0.08)	(0.07)	—
Net realized gains	—	(0.03)	(0.10)	(0.07)	—

Total distributions	(0.01)	(0.03)	(0.18)	(0.14)	—

Net asset value, end of period	$8.11	$9.09	$12.01	$13.49	$11.23

Total Return (a)	(10.71)%	(24.06)%	(9.62)%	21.41%	12.30%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$48,913	$32,311	$20,937	$6,308	$513
Ratios to average net assets:
Net expenses (b)	1.25%	1.25%	1.25%	1.31%	1.60%
Gross expenses (b)	1.65%	1.94%	2.32%	12.94%	48.67%
Net investment income (loss) (b)	0.98%	0.50%	0.72%	0.85%	(0.58)%
Portfolio turnover rate	49%	58%	32%	22%	7%

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
	Year Ended

	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$7.17	$7.59	$11.01	$7.26	$9.49

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	0.03	0.02	0.06
Net realized and unrealized gain (loss)	(0.16)	(0.42)	(3.12)	3.76	(2.23)

Total from investment operations	(0.11)	(0.39)	(3.09)	3.78	(2.17)

Less distributions from:
Net investment income	(0.04)	(0.03)	(0.01)	(0.03)	(0.06)
Net realized gains	—	—	(0.32)	—	—

Total distributions	(0.04)	(0.03)	(0.33)	(0.03)	(0.06)

Net asset value, end of period	$7.02	$7.17	$7.59	$11.01	$7.26

Total Return (a)	(1.50)%	(5.07)%	(28.07)%	52.09%	(22.85)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,965	$4,907	$4,789	$4,568	$1,249
Ratios to average net assets:
Net expenses	1.60%	1.60%	1.60%	1.64%	1.80%
Gross expenses	3.92%	4.21%	4.15%	9.59%	14.37%
Net investment income	0.95%	0.52%	0.42%	0.39%	0.83%
Portfolio turnover rate	53%	63%	54%	45%	44%

*	Commencement of operations.
(a)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b)	Annualized for periods of less than one year.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Financial Statements
December 31, 2002

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of seven no-load portfolios (each referred to as a “Portfolio”), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement Equity Portfolio (“Equity Portfolio”), Lazard Retirement Small Cap Portfolio (“Small Cap Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Portfolio (“Emerging Markets Portfolio”). Each of the other three Portfolios had not commenced operations as of December 31, 2002.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for equity securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price; securities not traded on the valuation date are valued at the closing bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

Securities for which current market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premium and accrete discount on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) on disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under the Internal Revenue Code and to distribute all its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2002, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2009	Expiring 2010

Equity	$88,896	$761,551
Small Cap	—	3,603,539
International Equity	2,886,750	5,759,225
Emerging Markets	457,627	600,016

Lazard Retirement Series, Inc.
Notes to Financial Statements (continued)
December 31, 2002

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2002, the following Portfolios elected to defer net capital and currency losses arising between November 1, 2002 and December 31, 2002, as follows:

Portfolio	Amount

Equity	$30,237
Small Cap	—
International Equity	643,349
Emerging Markets	115,476

(f) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years ended December 31 was as follows:

			Long-Term
	Ordinary Income		Capital Gain

Portfolio	2002	2001	2002	2001

Equity	$3,177	$30,524	$—	$—
Small Cap	229,881	1,594,300	—	807,674
International
Equity	37,072	80,191	—	9,320
Emerging
Markets	54,276	23,623	—	—

As of December 31, 2002, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

		Undistributed
	Undistributed	Long-Term
Portfolio	Ordinary Income	Capital Gain

Equity	$27,594	$—
Small Cap	—	—
International Equity	277,016	—
Emerging Markets	6,044	—

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets.

(h) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses and report the amount of such credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund has entered into an investment management agreement (the “Management Agreement”) with Lazard Asset Management (the “Investment Manager”), a division of Lazard Frères & Co. LLC (“LF & Co.”). Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for the Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. Each Portfolio pays the Investment Manager a management fee, accrued daily and payable monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

Equity	0.75%
Small Cap	0.75
International Equity	0.75
Emerging Markets	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets:

Annual
Portfolio	Operating Expenses

Equity	1.25%
Small Cap	1.25
International Equity	1.25
Emerging Markets	1.60

The Fund has entered into an administrative agreement with State Street Corporation (“State Street”) to provide certain administrative services. Each Portfolio bears the

Lazard Retirement Series, Inc.
Notes to Financial Statements (concluded)
December 31, 2002

cost of such services at a fixed annual rate of $37,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. Through February 2002, State Street waived one half of the $37,500 fixed annual rate for all Portfolios. Beginning March 2002, State Street agreed to waive one half of the $37,500 fixed annual rate for the Equity and Emerging Markets Portfolios until each of the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with LF & Co. pursuant to which LF & Co. acts as distributor for shares of each Portfolio and bears the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred in connection with the distribution of Portfolio shares.

LF & Co. provides each Portfolio with distribution services pursuant to a Distribution and Servicing Plan (the “Plan”) in accordance with Rule 12b-1 under the Act. Under the Plan, each Portfolio pays a monthly fee to LF & Co., at an annual rate of 0.25% of the average daily net assets of the Portfolio, for distribution and servicing of accounts. LF & Co. may make payments to participating insurance companies, or to certain financial institutions, securities dealers and other industry professionals, for providing these services.

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $30,000 per year, plus $2,500 per meeting attended for the Fund and The Lazard Funds, Inc., another multi-portfolio fund advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and The Lazard Funds, Inc. also receives an annual fee of $5,000.

4. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2002 were as follows:

Portfolio	Purchases	Sales

Equity	$4,098,944	$4,212,756
Small Cap	71,809,424	53,410,691
International Equity	40,376,313	19,339,740
Emerging Markets	7,259,622	3,789,108

For the year ended December 31, 2002, no brokerage commissions were paid to LF & Co. for portfolio transactions executed on behalf of the Portfolios.

5. Subsequent Event

Effective January 13, 2003, Lazard Asset Management, a division of LF & Co., reorganized the legal form of its operations to become a separate limited liability company, Lazard Asset Management LLC (“LAM LLC”). LAM LLC is a subsidiary of LF & Co. LAM LLC succeeded to the entire investment advisory business conducted by Lazard Asset Management. Accordingly, beginning on January 13, 2003, LAM LLC became the Fund’s Investment Manager.

Lazard Retirement Series, Inc.
Report of Independent Auditors

The Board of Directors and Shareholders
Lazard Retirement Series, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Retirement Series, Inc. (comprised of Lazard Retirement Equity Portfolio, Lazard Retirement Small Cap Portfolio, Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Portfolio) as of December 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting Lazard Retirement Series, Inc. as of December 31, 2002, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 3, 2003

Lazard Retirement Series, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address	Position(s) with the Fund*	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Non-Interested Directors:

John J. Burke (74) 50 Burning Tree Lane Butte, MT 59701	Director since April 1997	Retired; Former Vice Chairman and Director, Montana Power Company.

Kenneth S. Davidson (57) Davidson Capital Management Corporation 500 Park Avenue Suite 510 New York, NY 10022	Director since April 1997	President, Davidson Capital Management Corporation; Vice Chairman
of the Board of Trustees, The Juilliard School; Chairman of the Board,
Bridgehampton Chamber Music Festival; Trustee, American Friends of the
National Gallery/London.

William Katz (48) BBDO Worldwide 1285 Avenue of the Americas New York, NY 10019	Director since April 1997	President and Chief Executive Officer of BBDO New York, an advertising agency; Director of BBDO Worldwide.

Lester Z. Lieberman (72) 25 Lindsley Drive Morristown, NJ 07960	Director since April 1997	Private Investor; Director, Dowel Associates, a real estate developer;
Chairman, Healthcare Foundation of NJ; Director, Cives Steel Co.; Director,
Northside Power Transmission Co.; Advisory Trustee, New Jersey
Medical School; Trustee and Chairman of Investment Committee,
Clarkson University.

Richard Reiss, Jr. (58) Georgica Advisors LLC Carnegie Hall Tower 152 West 57th Street 46th Floor New York, NY 10019	Director since April 1997	Managing Partner, Georgica Advisors, LLC, an investment manager; Director, Lazard Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Interested Directors**:

Norman Eig (61) Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300	Chairman of the Board since April 1997	Managing Director and Co-Chief Executive Officer of the Investment Manager

Herbert W. Gullquist (65) Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300	President and Director since April 1997	Managing Director, Co-Chief Executive Officer and Chief Investment Officer of the Investment Manager.

John Rutledge (54) Rutledge Capital, LLC 101 Dingletown Road Greenwich, CT 06830	Director since April 1997	Chairman, Rutledge Capital, LLC, an economics and investment advisory firm; Director, Strategic Optical Holdings Corp.; Director, Framed Picture
Enterprise; Director, Crom Corporation, a water storage system manufacturer;
Director, Earle M. Jorgensen Co., a steel service center company; Director,
Amerindo Funds, Inc., a family of three investment portfolios; Director,
Vingage Corporation, a streaming video company; Chairman of Advisory
Board, Saugatuck Capital; Chairman, Stairmaster Sports Medical; Chairman,
Adobe Corp., an evaporative cooler company.

*	Each Director serves an indefinite term, until his successor is elected, and serves in such capacity for 15 Lazard portfolios.
**	Mr. Eig and Mr. Gullquist are “interested persons” (as defined in the Act) of the Fund (“Interested Directors”) because of their positions with the Investment Manager; Mr. Rutledge is an Interested Director because of a family member’s position with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-887-4929.

Lazard Retirement Series, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address	Position(s) with the Fund*	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (29) Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300	Vice President and Secretary since April 2002	Director and General Counsel of the Investment Manager; from September 1997 to October 2000, an Associate at Schulte Roth & Zabel LLP, a law firm.

Bernard J. Grzelak (31) Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300	Treasurer since October 2000	Vice President of the Investment Manager; from August 1993 to September 2000, a Manager with Deloitte & Touche LLP.

Brian D. Simon (40) Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300	Assistant Secretary since November 2002	Vice President of the Investment Manager; from July 1999 to October 2002,
Vice President, Law & Regulation at J. & W. Seligman & Co.; from July 1997 to July 1999, an Associate at Schulte Roth & Zabel LLP, a law firm.

Stephen St. Clair (44) Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300	Assistant Treasurer since July 2000	Fund Administration Manager of the Investment Manager.

* Each Officer serves an indefinite term, until his successor is elected, and serves in such capacity for 15 Lazard portfolios.

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Frères & Co. LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Corporation
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Public Accountants
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is for the information of the shareholders of Lazard Retirement Series, Inc. Its use in connection with any offering of the Fund’s shares is authorized only in the case of a concurrent or prior delivery of the Fund’s current Prospectus.

Lazard Retirement Series, Inc.	30 Rockefeller Plaza New York, NY 10112- 6300	Tel 800-887-4929 www.LazardNet.com

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